Subsequent events	9 Months Ended
Sep. 30, 2024
Subsequent events
Subsequent events

20. Subsequent Events

On October 7, 2024, the Company announced that Celly had signed a Master Distribution Agreement with FUSION Distribution Group for unbuzzd™, its alcohol metabolism beverage product, across Puerto Rico, the Caribbean, and parts of Central and South America. The product was available in Ready-to-Mix powder format on Amazon, with Ready-to-Drink cans planned for future release through FUSION's distribution network.

On October 20, 2024, the Company filed a complaint in the U.S. District Court for the Southern District of New York against CIBC World Markets, Inc., RBC Dominion Securities Inc., and John Does 1-10. The complaint alleges market manipulation through spoofing activities between January 1, 2020, and August 15, 2024, seeking damages exceeding USD 700 million related to the sale of approximately 90 million shares. The matter is currently in its initial legal proceedings phase.

On October 29, 2024, the Company announced that its subsidiary, Huge Biopharma Australia Pty Ltd, had initiated sentinel dosing in a Phase 1 clinical trial for Lucid-MS, a potential multiple sclerosis treatment, in Australia. The randomized, double-blind, placebo-controlled trial was designed to evaluate the safety and pharmacokinetics of Lucid-MS in healthy adult participants, marking a significant step toward Phase-2 efficacy trials.

On October 31, 2024, the Company successfully further reduced its outstanding debt to a creditor, which was previously reported in the balance sheet at approximately $611,000. The debt has been reduced to approximately $211,000, representing a significant reduction of approximately $400,000.

On November 5, 2024, the Company successfully settled its total outstanding debt to a creditor, which was previously reported on the balance sheet at approximately $278,000.